UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2013

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 30, 2013 Sequenom, Inc., (the “Company”), received an order and opinion (the “Order”) from the United States District Court for the Northern District of California in connection with the Company’s ongoing patent litigation with Ariosa Diagnostics, Inc. (“Ariosa”), Case No. C 11-06391 SI. The litigation involves the Company’s claims against Ariosa for infringement of U.S. Patent No. 6,258,540 (the “ ‘540 patent”) which is exclusively licensed to the Company. The Order was made in response to cross motions for summary judgment filed by Ariosa and by the Company on the issue of whether the’540 patent claims patent eligible subject matter in accordance with the patent code, 35 U.S.C. § 101.

The Order concludes that the ‘540 patent claims subject matter which is ineligible for patenting under the patent code. On this basis, the Order grants Ariosa’s motion for summary judgment that the’540 patent is invalid under 35 U.S.C. § 101. Correspondingly, the Order denies the Company’s motion for summary judgment against Ariosa’s affirmative defense that the’540 patent is invalid because it claims only the discovery of a natural phenomenon. The ruling in this case follows a hearing held on October 11, 2013.

The Company vigorously disagrees with the Order and, following entry of judgment pursuant to the Order, intends to appeal the decision to the Federal Circuit Court of Appeals. However, the Company cannot predict the outcome of this matter.

Forward-Looking Statements

This current report contains forward-looking statements, including, but not limited to, statements related to future activity in, and the potential outcome of, the ongoing litigation that is the subject of this current report and related matters. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with the ongoing litigation and the Company’s ability to protect its intellectual property rights, as detailed under the caption “Risk Factors” and elsewhere in the Company’s Securities and Exchange Commission filings and reports, including in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 and future filings and reports by the Company. The Company undertakes no duty or obligation to update any forward looking statements contained in this current report as a result of new information, future events or changes in its expectations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Date: October 31, 2013	By:	/s/ R. William Bowen
R. William Bowen
Senior Vice President and General Counsel

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